Exhibit 99.2
CVI Melles Griot May 11, 2011

Forward Looking Statements 2 This presentation and discussion will include forward-looking statements. Our actual performance may differ materially from that indicated or suggested by any such statements. There are a number of factors that could cause those differences, including those presented in our most recent annual report and other company filings with the SEC. Cautionary Statement Under the Private Securities Litigation Reform Act

Overview Proprietary Transaction Providing Scale To The IDEX Optics & Photonics Platform $400 million enterprise value Excellent Fit With IDEX Business Model Health, Science, Research and other attractive end market focus Highly engineered products High mix business model Attractive Transaction Return Metrics $185 million of revenue, strong margin profile Excellent organic growth potential Accretive in first full year post closing (after initial purchase price accounting impact) ROIC consistent with IDEX expectations Expect To Close Pending Government Approvals in Q2 3

IDEX is combining three uniquely innovative, optical coating-intensive companies: Semrock: Complex life science and spectroscopy filters ATFilms: Customized, low loss laser components, scientific instrumentation optics, and thermal control coatings CVI Melles Griot: global provider of a comprehensive range of high reliability optical components, lasers, electro-optical assemblies, light control devices, and opto-mechanical subassemblies Synergies: Preserve their technical strengths and market presence Accelerate their growth through leveraging customer relationships Share best practices Rationalize and optimize manufacturing capabilities Apply the time-tested IDEX operational and commercial excellence model in a operationally challenged industry Our long-term objective is to build a highly profitable optics & photonics enterprise through sustained organic and acquisitive growth. Vision for the Optics & Photonics Platform 4

IDEX Optics & Photonics Strategy Objective: Optics & Photonics Enterprise Serving High Growth, Critical Science Applications 5 Summary: Portfolio of key enabling photonic technologies (light source, management, detection) Target applications providing higher growth (2x to 3x optical market growth rates) Invest in both organic and inorganic platform development opportunities Leverage our consolidated global sales and channel and manufacturing footprint to drive value creation Light Management BU Light Detection BU Software System Integration

IDEX Optics & Photonics Platform Content

6

IDEX Optics & Photonics – Enabling Technologies and Products

Advanced Thin Films

Key Technologies:
- Superpolished Substrates

Manufacturing Techniques
- Low Loss Ion Beam Sputtering
- Ion Assisted Evaporation

Products:
- OEM Laser Mirrors
- Precision Optics For Science
- Thermal Control Coatings





Semrock

Key Technologies:
- Optical Filter knowhow

Manufacturing Techniques
- High Volume Ion Beam Sputtering

Products:
- Complex Fluorescence Filters
- Raman Spectroscopy Filters
- Polarization Bandpass Filters





CVI – Melles Griot

Key Technologies and capabilities:
- Diamond Turning
- Aspheric Glass Molding
- Flexible Ion Deposition
- High Damage Threshold Coatings
- Precision assembly & metrology

Products:
- Performance Laser Components
- Infrared Optics
- High Reliability Military Optics
- Solid State and Gas Lasers
- Electro-Optical Assemblies
- Light Control Devices
- Spatial Filters
- Opto-Mechanical Sub-Assemblies









IDEX Proprietary & Confidential

$220 million in revenue and $54 million of proforma EBITDA

CVI Melles Griot Summary Leading global manufacturer of precision optics & photonics products Attractive financial profile with upside Global presence to serve multi-national customers Manufacturing in North America, Europe & Asia Diverse revenue stream from attractive served markets Life Technologies Security & Defense Scientific / Research 7 2010 Revenue by Market 2010 Revenue by Product

CVI Melles Griot Revenue Profile and Operating Locations 8 2010 Revenue by Geography Asia Europe Tamagawa, Japan* Tokyo, Japan Singapore S Onchan, Isle of Man* Didam, The Netherlands* Bensheim, Germany Paris, France Stockholm, Sweden* Leicester, United Kingdom* Albuquerque, New Mexico* Carlsbad, California* Covina, California* Rochester, New York* *Manufacturing Site S Service Center

Transaction Summary Proprietary Transaction $400 million Purchase Price Net price of $365 - $375 million inclusive of tax shield associated with asset step up Attractive Financials $185 million of revenue Significant international scale in attractive end markets Compelling growth profile (high single digit / low double digit organic revenue growth) Strong profitability (20% EBITDA margins) and cash flow conversion Attractive Transaction Return Metrics Accretive in first full year post closing prior to operating synergies Stand alone ROIC consistent with IDEX expectations Significant synergy with existing business Funding $75 million cash on hand $325 million from existing credit facility 9